Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2022

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights

	- Consolidated Financial Highlights	1

II.	Consolidated Results

	- Consolidated Statement of Operations	2

	- P&C Results - Consecutive Quarters	3

	- Global P&C Results - Consecutive Quarters	4

	- Summary Consolidated Balance Sheets	5

	- Line of Business	6

	- Consolidated Results by Segment	7 - 10

III.	Segment Results

	- North America Commercial P&C Insurance	11

	- North America Personal P&C Insurance	12

	- North America Agricultural Insurance	13

	- Overseas General Insurance	14

	- Global Reinsurance	15

	- Life Insurance	16

	- Corporate	17

IV.	Balance Sheet Details

	- Loss Reserve Rollforward	18

	- Reinsurance Recoverable Analysis	19

	- Investment Portfolio	20 - 23

	- Net Realized and Unrealized Gains (Losses)	24 - 25

	- Debt and Capital	26

	- Computation of Basic and Diluted Earnings Per Share	27

	- Book Value and Book Value per Common Share	28

V.	Other Disclosures

	- Non-GAAP Financial Measures	29 - 35

	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2022	2021	% Change	2021	% Change	2022	2021	% Change	2021	% Change

Gross premiums written	$12,447	$11,320	10.0%	$10,949	13.7%	$52,013	$46,780	11.2%	$45,729	13.7%

Net premiums written	$10,234	$9,150	11.9%	$8,822	16.0%	$41,755	$37,868	10.3%	$36,948	13.0%

P&C net premiums written	$9,021	$8,517	5.9%	$8,218	9.8%	$38,112	$35,391	7.7%	$34,551	10.3%

Global P&C net premiums written	$8,637	$8,239	4.8%	$7,940	8.8%	$35,205	$33,003	6.7%	$32,163	9.5%

Net premiums earned	$10,551	$9,321	13.2%	$8,995	17.3%	$40,389	$36,355	11.1%	$35,447	13.9%

Net investment income	$1,053	$843	24.8%	$830	26.6%	$3,742	$3,456	8.3%	$3,425	9.2%

Adjusted net investment income	$1,118	$904	23.6%	$891	25.3%	$4,023	$3,719	8.2%	$3,688	9.1%

P&C underwriting income	$1,121	$1,266	-11.4%	$1,194	-6.1%	$4,555	$3,696	23.2%	$3,524	29.3%

P&C CAY underwriting income ex Cats	$1,354	$1,396	-3.0%	$1,347	0.5%	$5,861	$5,171	13.3%	$5,030	16.5%

Global P&C (ex Agriculture) CAY underwriting income ex Cats	$1,493	$1,310	13.9%	$1,261	18.4%	$5,693	$4,866	17.0%	$4,725	20.5%

Core operating income	$1,699	$1,649	3.0%	$1,578	7.6%	$6,457	$5,569	15.9%	$5,408	19.4%

Net income	$1,312	$2,141	-38.7%			$5,313	$8,539	-37.8%

Operating cash flow	$2,651	$2,600				$11,243	$11,149

P&C combined ratio

Loss and loss expense ratio	62.1%	58.7%				62.0%	62.6%

Policy acquisition cost and administrative expense ratio	25.9%	26.8%				25.6%	26.5%

Combined ratio	88.0%	85.5%				87.6%	89.1%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)

CAY loss and loss expense ratio ex Cats	59.9%	57.0%				58.8%	58.3%

CAY policy acquisition cost and administrative expense ratio ex Cats	25.7%	26.9%				25.4%	26.5%

CAY combined ratio ex Cats	85.6%	83.9%				84.2%	84.8%

Global P&C CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.4%	55.8%				56.0%	56.6%

CAY policy acquisition cost and administrative expense ratio ex Cats	27.5%	28.3%				27.3%	28.0%

CAY combined ratio ex Cats	82.9%	84.1%				83.3%	84.6%

ROE	10.7%	14.4%				9.6%	14.3%
Core operating return on tangible equity (ROTE)	18.6%	17.7%				17.2%	15.3%
Core operating return on equity (ROE)	11.9%	11.6%				11.2%	9.9%

Effective tax rate	20.7%	15.9%				19.1%	13.0%

Core operating effective tax rate	17.5%	15.7%				17.8%	15.4%

Diluted earnings per share

Net income	$3.13	$4.95	-36.8%			$12.55	$19.27	-34.9%

Core operating income	$4.05	$3.81	6.3%			$15.24	$12.56	21.3%

Weighted average basic common shares outstanding	415.3	429.2				419.8	440.0

Weighted average diluted common shares outstanding	418.9	432.8				423.5	443.2

	December 31 2022	September 30 2022	% Change 4Q-22 vs. 3Q-22	December 31 2021	% Change 4Q-22 vs. 4Q-21
Book value per common share	$121.90	$114.79	6.2%	$139.99	-12.9%
Tangible book value per common share	$72.20	$65.91	9.5%	$94.38	-23.5%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	Full Year 2022	Full Year 2021

Gross premiums written	$12,447	$15,015	$13,047	$11,504	$11,320	$52,013	$46,780

Net premiums written	10,234	12,020	10,302	9,199	9,150	41,755	37,868

Net premiums earned	10,551	11,535	9,557	8,746	9,321	40,389	36,355

Adjusted losses and loss expenses (1)	5,870	7,298	5,399	4,786	5,292	23,353	21,988

Realized (gains) losses on crop derivatives	2	19	(9)	(1)	-	11	8

Losses and loss expenses	5,868	7,279	5,408	4,787	5,292	23,342	21,980

Adjusted policy benefits (2)	628	553	177	176	199	1,534	707

Gains (losses) from fair value changes in separate account liabilities	(74)	67	18	31	3	42	8

Policy benefits	702	486	159	145	196	1,492	699

Policy acquisition costs	1,941	1,975	1,739	1,737	1,777	7,392	6,918

Administrative expenses	916	883	818	778	811	3,395	3,136

Adjusted net investment income (3)	1,118	1,054	950	901	904	4,023	3,719

Other (income) expense from private equity partnerships	(60)	(69)	(48)	(63)	(44)	(240)	(179)

Amortization expense of fair value adjustment on acquired invested assets	(5)	(6)	(14)	(16)	(17)	(41)	(84)

Net investment income	1,053	979	888	822	843	3,742	3,456

Adjusted realized gains (losses) (4)	(176)	(365)	(513)	100	319	(954)	1,160

Realized gains (losses) on crop derivatives	(2)	(19)	9	1	-	(11)	(8)

Net realized gains (losses)	(178)	(384)	(504)	101	319	(965)	1,152

Adjusted interest expense (5)	159	156	139	137	131	591	512

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(5)	(5)	(5)	(21)	(20)

Interest expense	154	150	134	132	126	570	492

Gains (losses) from fair value changes in separate account assets	74	(67)	(18)	(31)	(3)	(42)	(8)

Net realized gains (losses) related to unconsolidated entities	(207)	(184)	(138)	267	280	(262)	2,134

Other income (expense) from private equity partnerships	60	69	48	63	44	240	179

Other income (expense) - operating	(22)	(6)	7	11	14	(10)	60

Other income (expense)	(95)	(188)	(101)	310	335	(74)	2,365

Amortization expense of purchased intangibles	74	69	71	71	71	285	287

Cigna integration expenses	22	23	3	-	-	48	-

Income tax expense	342	265	293	355	404	1,255	1,277

Net income	$1,312	$812	$1,215	$1,974	$2,141	$5,313	$8,539

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	Full Year 2022	Full Year 2021

P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$11,158	$13,663	$12,437	$10,885	$10,646	$48,143	$44,153
Net premiums written	9,021	10,747	9,731	8,613	8,517	38,112	35,391
Net premiums earned	9,359	10,286	9,010	8,195	8,708	36,850	33,953
Adjusted losses and loss expenses	5,810	7,163	5,251	4,632	5,114	22,856	21,248
Policy acquisition costs	1,676	1,704	1,588	1,586	1,603	6,554	6,206
Administrative expenses	752	709	730	694	725	2,885	2,803

P&C underwriting income	$1,121	$710	$1,441	$1,283	$1,266	$4,555	$3,696

P&C CAY underwriting income ex Cats	$1,354	$1,646	$1,485	$1,376	$1,396	$5,861	$5,171

% Change versus prior year period
Net premiums written	5.9%	8.5%	9.0%	7.1%	9.6%	7.7%	13.0%
Net premiums earned	7.5%	9.3%	9.8%	7.5%	11.8%	8.5%	10.8%

Net premiums written constant $	9.8%	11.2%	11.0%	9.0%	9.3%	10.3%	11.5%
Net premiums earned constant $	11.3%	12.3%	12.0%	9.1%	11.6%	11.2%	9.4%

P&C combined ratio
Loss and loss expense ratio	62.1%	69.6%	58.3%	56.5%	58.7%	62.0%	62.6%
Policy acquisition cost ratio	17.9%	16.6%	17.6%	19.3%	18.4%	17.8%	18.3%
Administrative expense ratio	8.0%	6.9%	8.1%	8.5%	8.4%	7.8%	8.2%

Combined ratio	88.0%	93.1%	84.0%	84.3%	85.5%	87.6%	89.1%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	59.9%	60.6%	57.8%	56.3%	57.0%	58.8%	58.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.7%	23.4%	25.7%	27.2%	26.9%	25.4%	26.5%

CAY combined ratio ex Cats	85.6%	84.0%	83.5%	83.5%	83.9%	84.2%	84.8%

Other ratios
Net premiums written/gross premiums written	81%	79%	78%	79%	80%	79%	80%

Expense ratio	25.9%	23.5%	25.7%	27.8%	26.8%	25.6%	26.5%
Expense ratio excluding A&H	24.2%	21.6%	24.1%	26.2%	25.1%	23.9%	24.8%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(6)	$55	$-	$-	$8	$49	$10
Catastrophe losses - pre-tax	$394	$1,213	$291	$333	$283	$2,231	$2,411
Favorable prior period development (PPD) - pre-tax	$(167)	$(222)	$(247)	$(240)	$(145)	$(876)	$(926)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	4.2%	11.3%	3.2%	4.0%	3.2%	5.9%	7.1%
Impact of PPD on P&C combined ratio - Favorable	-1.8%	-2.2%	-2.7%	-3.2%	-1.6%	-2.5%	-2.8%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	2.4%	9.1%	0.5%	0.8%	1.6%	3.4%	4.3%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	Full Year 2022	Full Year 2021

Global P&C underwriting income
Gross premiums written	$10,662	$11,121	$11,379	$10,569	$10,275	$43,731	$40,797
Net premiums written	8,637	9,024	8,993	8,551	8,239	35,205	33,003
Net premiums earned	8,738	8,613	8,437	8,224	8,228	34,012	31,615
Adjusted losses and loss expenses	5,083	5,719	4,773	4,724	4,706	20,299	19,286
Policy acquisition costs	1,661	1,636	1,557	1,574	1,579	6,428	6,082
Administrative expenses	766	706	728	695	738	2,895	2,806

Global P&C underwriting income	$1,228	$552	$1,379	$1,231	$1,205	$4,390	$3,441

Global P&C CAY underwriting income ex Cats	$1,493	$1,448	$1,402	$1,350	$1,310	$5,693	$4,866

% Change versus prior year period
Net premiums written	4.8%	6.3%	6.8%	8.8%	9.5%	6.7%	12.0%
Net premiums earned	6.2%	6.7%	8.2%	9.4%	11.1%	7.6%	9.7%

Net premiums written constant $	8.8%	9.4%	8.9%	10.7%	9.2%	9.5%	10.4%
Net premiums earned constant $	10.2%	10.2%	10.5%	11.1%	10.9%	10.5%	8.2%

Combined ratio
Loss and loss expense ratio	58.2%	66.4%	56.6%	57.4%	57.2%	59.7%	61.0%
Policy acquisition cost ratio	19.0%	19.0%	18.5%	19.1%	19.2%	18.9%	19.2%
Administrative expense ratio	8.7%	8.2%	8.6%	8.5%	9.0%	8.5%	8.9%

Combined ratio	85.9%	93.6%	83.7%	85.0%	85.4%	87.1%	89.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.4%	56.1%	56.3%	56.1%	55.8%	56.0%	56.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.5%	27.1%	27.1%	27.5%	28.3%	27.3%	28.0%

CAY combined ratio ex Cats	82.9%	83.2%	83.4%	83.6%	84.1%	83.3%	84.6%

Other ratios
Net premiums written/gross premiums written	81%	81%	79%	81%	80%	81%	81%

Expense ratio	27.7%	27.2%	27.1%	27.6%	28.2%	27.4%	28.1%
Expense ratio excluding A&H	26.0%	25.3%	25.4%	26.0%	26.5%	25.7%	26.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(6)	$55	$-	$-	$10	$49	$12
Catastrophe losses - pre-tax	$382	$1,182	$270	$333	$265	$2,167	$2,373
Favorable prior period development (PPD) - pre-tax	$(123)	$(231)	$(247)	$(214)	$(150)	$(815)	$(936)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31 2022	September 30 2022	June 30 2022	March 31 2022	December 31 2021
Assets
Fixed maturities available for sale, at fair value	$85,220	$83,741	$82,069	$89,479	$93,108
Fixed maturities held to maturity, at amortized cost	8,848	8,976	9,532	9,818	10,118
Equity securities, at fair value	827	844	2,649	3,596	4,782
Short-term investments, at fair value	4,960	4,534	3,431	3,407	3,146
Other investments	13,696	13,645	12,168	11,947	11,169

	113,551	111,740	109,849	118,247	122,323

Cash	2,012	2,128	7,122	1,734	1,659
Securities lending collateral	1,523	1,626	1,658	1,800	1,831
Insurance and reinsurance balances receivable	11,933	12,853	12,758	11,452	11,322
Reinsurance recoverable on losses and loss expenses	18,901	18,754	17,777	17,761	17,366
Deferred policy acquisition costs	5,788	5,578	5,602	5,587	5,513
Value of business acquired	3,486	3,324	221	231	236
Prepaid reinsurance premiums	3,140	3,265	3,356	3,068	3,028
Goodwill and other intangible assets	21,818	21,490	20,317	20,643	20,668
Deferred tax assets	-	-	564	333	-
Investments in partially-owned insurance companies	2,877	2,943	3,002	3,161	3,130
Other assets	14,095	14,410	13,425	13,973	12,978

Total assets	$199,124	$198,111	$195,651	$197,990	$200,054

Liabilities
Unpaid losses and loss expenses	$76,323	$75,992	$74,092	$73,844	$72,943
Unearned premiums	20,360	20,520	20,386	19,586	19,101
Future policy benefits	10,120	9,586	5,940	5,974	5,947
Insurance and reinsurance balances payable	7,795	7,829	7,888	7,401	7,243
Securities lending payable	1,523	1,626	1,658	1,800	1,831
Accounts payable, accrued expenses, and other liabilities	17,006	19,090	17,927	16,320	16,410
Deferred tax liabilities	272	2	-	-	389
Short-term and long-term debt	14,877	15,519	15,785	16,059	16,168
Trust preferred securities	308	308	308	308	308

Total liabilities	148,584	150,472	143,984	141,292	140,340

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	60,733	59,819	59,942	60,102	59,364
Accumulated other comprehensive income (loss) (AOCI)	(10,193)	(12,180)	(8,275)	(3,404)	350

Total shareholders’ equity	50,540	47,639	51,667	56,698	59,714

Total liabilities and shareholders’ equity	$199,124	$198,111	$195,651	$197,990	$200,054

Book value per common share	$121.90	$114.79	$123.46	$133.82	$139.99
% change over prior quarter	6.2%	-7.0%	-7.7%	-4.4%	1.7%
Tangible book value per common share	$72.20	$65.91	$77.71	$87.93	$94.38
% change over prior quarter	9.5%	-15.2%	-11.6%	-6.8%	2.7%

Book value per common share, excl. AOCI	$146.49	$144.13	$143.24	$141.86	$139.16
% change over prior quarter	1.6%	0.6%	1.0%	1.9%	2.8%
Tangible book value per common share, excl. AOCI	$94.60	$92.20	$95.31	$94.39	$91.85
% change over prior quarter	2.6%	-3.3%	1.0%	2.8%	3.9%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	4Q-22	4Q-21	% Change	Constant $ % Change	Full Year 2022	Full Year 2021	% Change	Constant $ % Change
Net premiums written

Commercial multiple peril (1)	$339	$304	11.8%	11.8%	$1,311	$1,193	10.0%	10.0%
Commercial casualty	1,938	1,779	8.9%	12.0%	7,715	6,994	10.3%	12.4%
Workers’ compensation	539	533	1.2%	1.2%	2,164	2,130	1.6%	1.6%
Financial lines	1,343	1,386	-3.1%	0.3%	5,070	5,067	0.0%	2.4%
Surety	145	137	5.3%	6.9%	622	572	8.6%	10.1%

Property and other short-tail lines	1,692	1,519	11.3%	17.1%	7,195	6,425	12.0%	15.7%

Total Commercial P&C lines	5,996	5,658	6.0%	9.3%	24,077	22,381	7.6%	9.9%

Agriculture	384	278	37.9%	37.9%	2,907	2,388	21.7%	21.7%

Personal automobile	392	391	0.2%	1.3%	1,631	1,525	6.9%	8.8%
Personal homeowners	991	941	5.4%	6.8%	3,901	3,719	4.9%	5.9%
Personal other	411	439	-6.1%	3.8%	1,817	1,825	-0.4%	6.1%

Total Personal lines	1,794	1,771	1.4%	4.9%	7,349	7,069	4.0%	6.6%

Total Property and Casualty lines	8,174	7,707	6.1%	9.4%	34,333	31,838	7.8%	10.0%

Global A&H lines (2)	1,443	908	58.9%	71.8%	4,894	3,763	30.1%	37.3%
Reinsurance lines	163	171	-4.6%	-2.0%	943	873	8.0%	9.5%
Life	454	364	24.6%	33.3%	1,585	1,394	13.7%	19.9%

Total consolidated	$10,234	$9,150	11.9%	16.0%	$41,755	$37,868	10.3%	13.0%

(1) Commercial multiple peril represents retail package business (property and general liability).

(2) For purposes of this schedule only, A&H results include Combined North America and International businesses, which are normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended December 31, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q4 2022	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,463	$1,315	$384	$2,696	$163	$-	$9,021	$1,213	$10,234
Net premiums earned	4,462	1,328	621	2,738	210	-	9,359	1,192	10,551

Adjusted losses and loss expenses	2,849	843	727	1,198	105	88	5,810	60	5,870
Adjusted policy benefits	-	-	-	-	-	-	-	628	628
Policy acquisition costs	612	265	15	722	62	-	1,676	265	1,941
Administrative expenses	299	78	(14)	259	9	121	752	164	916

Underwriting income (loss)	702	142	(107)	559	34	(209)	1,121	75	1,196

Adjusted net investment income	647	84	13	166	49	9	968	150	1,118

Other income (expense) - operating	(5)	(1)	-	1	-	(12)	(17)	(5)	(22)

Amortization expense of purchased intangibles	-	(3)	(6)	(17)	-	(45)	(71)	(3)	(74)

Segment income (loss)	$1,344	$222	$(100)	$709	$83	$(257)	$2,001	$217	$2,218

Adjusted interest expense						(159)			(159)

Income tax expense						(360)			(360)

Core operating income (loss)						(776)			1,699

Cigna integration expenses, net of $4 million tax benefit						(18)			(18)

Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $6 million tax expense						(6)			(6)

Adjusted net realized gains (losses), net of $20 million tax benefit (1)						(363)			(363)

Net income (loss)						$(1,163)			$1,312

Combined ratio	84.3%	89.3%	117.2%	79.6%	83.6%		88.0%

CAY combined ratio ex Cats	80.8%	77.1%	122.1%	84.8%	83.1%		85.6%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2022	Page 7

Chubb Limited

Consolidated Results - Full Year 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Full Year 2022	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$17,889	$5,313	$2,907	$11,060	$943	$-	$38,112	$3,643	$41,755
Net premiums earned	17,107	5,180	2,838	10,803	922	-	36,850	3,539	40,389

Adjusted losses and loss expenses	10,828	3,186	2,557	5,252	670	363	22,856	497	23,353
Adjusted policy benefits	-	-	-	-	-	-	-	1,534	1,534
Policy acquisition costs	2,313	1,057	126	2,818	240	-	6,554	838	7,392
Administrative expenses	1,113	291	(10)	1,070	36	385	2,885	510	3,395

Underwriting income (loss)	2,853	646	165	1,663	(24)	(748)	4,555	160	4,715

Adjusted net investment income	2,247	283	36	626	281	41	3,514	509	4,023

Other income (expense) - operating	(17)	(4)	(1)	(2)	(1)	(30)	(55)	45	(10)

Amortization expense of purchased intangibles	-	(10)	(26)	(57)	-	(182)	(275)	(10)	(285)

Segment income (loss)	$5,083	$915	$174	$2,230	$256	$(919)	$7,739	$704	$8,443

Adjusted interest expense						(591)			(591)

Income tax expense						(1,395)			(1,395)

Core operating income (loss)						(2,905)			6,457
Cigna integration expenses, net of $10 million tax benefit						(38)			(38)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $1 million tax benefit						(19)			(19)
Adjusted net realized gains (losses), net of $129 million tax benefit (1)						(1,087)			(1,087)

Net income (loss)						$(4,049)			$5,313

Combined ratio	83.3%	87.5%	94.2%	84.6%	102.6%		87.6%
CAY combined ratio ex Cats	81.1%	78.9%	94.4%	85.4%	81.5%		84.2%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2022	Page 8

Chubb Limited

Consolidated Results - Three months ended December 31, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q4 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,097	$1,241	$278	$2,730	$171	$-	$8,517	$633	$9,150
Net premiums earned	4,030	1,263	480	2,720	215	-	8,708	613	9,321

Adjusted losses and loss expenses	2,275	583	408	1,207	210	431	5,114	178	5,292
Adjusted policy benefits	-	-	-	-	-	-	-	199	199
Policy acquisition costs	542	255	24	729	53	-	1,603	174	1,777
Administrative expenses	280	76	(13)	267	8	107	725	86	811

Underwriting income (loss)	933	349	61	517	(56)	(538)	1,266	(24)	1,242

Adjusted net investment income	496	60	7	150	81	4	798	106	904

Other income (expense) - operating	(7)	(1)	(1)	3	-	(7)	(13)	27	14

Amortization expense of purchased intangibles	-	(2)	(6)	(12)	-	(50)	(70)	(1)	(71)

Segment income (loss)	$1,422	$406	$61	$658	$25	$(591)	$1,981	$108	$2,089

Adjusted interest expense						(131)			(131)

Income tax expense						(309)			(309)

Core operating income (loss)						(1,031)			1,649
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of nil tax						(12)			(12)
Adjusted net realized gains (losses), net of $95 million tax (1)						504			504

Net income (loss)						$(539)			$2,141

Combined ratio	76.8%	72.3%	87.3%	81.0%	126.2%		85.5%
CAY combined ratio ex Cats	82.0%	77.0%	81.2%	86.6%	81.6%		83.9%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 9

Chubb Limited

Consolidated Results - Full Year 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Full Year 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$16,415	$5,002	$2,388	$10,713	$873	$-	$35,391	$2,477	$37,868
Net premiums earned	15,461	4,915	2,338	10,441	798	-	33,953	2,402	36,355

Adjusted losses and loss expenses	10,015	2,924	1,962	5,143	632	572	21,248	740	21,988
Adjusted policy benefits	-	-	-	-	-	-	-	707	707
Policy acquisition costs	2,082	1,001	124	2,799	200	-	6,206	712	6,918
Administrative expenses	1,052	276	(3)	1,078	35	365	2,803	333	3,136

Underwriting income (loss)	2,312	714	255	1,421	(69)	(937)	3,696	(90)	3,606

Adjusted net investment income	2,078	249	28	597	331	29	3,312	407	3,719

Other income (expense) - operating	(31)	2	(1)	-	-	(16)	(46)	106	60

Amortization expense of purchased intangibles	-	(10)	(26)	(48)	-	(198)	(282)	(5)	(287)

Segment income (loss)	$4,359	$955	$256	$1,970	$262	$(1,122)	$6,680	$418	$7,098

Adjusted interest expense						(512)			(512)

Income tax expense						(1,017)			(1,017)

Core operating income (loss)						(2,651)			5,569
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $11 million tax benefit						(53)			(53)
Adjusted net realized gains (losses), net of $271 million tax (1)						3,023			3,023

Net income						$319			$8,539

Combined ratio	85.0%	85.5%	89.1%	86.4%	108.7%		89.1%
CAY combined ratio ex Cats	82.9%	77.9%	86.8%	87.2%	81.2%		84.8%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2021	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$5,718	$5,937	$6,078	$5,132	$5,347	$22,865	$20,819

Net premiums written	4,463	4,722	4,665	4,039	4,097	17,889	16,415
Net premiums earned	4,462	4,283	4,248	4,114	4,030	17,107	15,461
Losses and loss expenses	2,849	3,036	2,446	2,497	2,275	10,828	10,015
Policy acquisition costs	612	583	545	573	542	2,313	2,082
Administrative expenses	299	272	277	265	280	1,113	1,052

Underwriting income	702	392	980	779	933	2,853	2,312
Adjusted net investment income	647	589	522	489	496	2,247	2,078
Other income (expense) - operating	(5)	(6)	-	(6)	(7)	(17)	(31)

Segment income	$1,344	$975	$1,502	$1,262	$1,422	$5,083	$4,359

CAY underwriting income ex Cats	$859	$824	$817	$752	$724	$3,252	$2,662

Combined ratio
Loss and loss expense ratio	63.8%	70.9%	57.6%	60.7%	56.4%	63.3%	64.8%
Policy acquisition cost ratio	13.8%	13.6%	12.8%	13.9%	13.4%	13.5%	13.4%
Administrative expense ratio	6.7%	6.4%	6.5%	6.5%	7.0%	6.5%	6.8%

Combined ratio	84.3%	90.9%	76.9%	81.1%	76.8%	83.3%	85.0%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	60.8%	61.5%	61.4%	61.5%	61.6%	61.3%	62.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.0%	19.6%	19.4%	20.2%	20.4%	19.8%	20.2%

CAY combined ratio ex Cats	80.8%	81.1%	80.8%	81.7%	82.0%	81.1%	82.9%

Catastrophe reinstatement premiums expensed - pre-tax	$(1)	$-	$-	$-	$-	$(1)	$-
Catastrophe losses - pre-tax	$157	$598	$124	$81	$113	$960	$1,112
Favorable prior period development (PPD) - pre-tax	$(1)	$(166)	$(287)	$(108)	$(322)	$(562)	$(762)

% Change versus prior year period

Net premiums written	8.9%	8.1%	8.9%	10.2%	10.0%	9.0%	13.4%
Net premiums earned	10.7%	8.3%	11.7%	12.0%	14.0%	10.6%	10.7%

Other ratios
Net premiums written/gross premiums written	78%	80%	77%	79%	77%	78%	79%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$2,682	$2,869	$2,895	$2,336	$2,458	$10,782	$9,836
Commercial	1,781	1,853	1,770	1,703	1,639	7,107	6,579

Total	$4,463	$4,722	$4,665	$4,039	$4,097	$17,889	$16,415

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$1,515	$1,575	$1,626	$1,350	$1,421	$6,066	$5,720

Net premiums written	1,315	1,392	1,426	1,180	1,241	5,313	5,002

Net premiums earned	1,328	1,334	1,271	1,247	1,263	5,180	4,915

Losses and loss expenses	843	857	773	713	583	3,186	2,924

Policy acquisition costs	265	274	258	260	255	1,057	1,001

Administrative expenses	78	71	73	69	76	291	276

Underwriting income	142	132	167	205	349	646	714

Net investment income	84	76	64	59	60	283	249

Other income (expense) - operating	(1)	(1)	(1)	(1)	(1)	(4)	2

Amortization expense of purchased intangibles	(3)	(2)	(3)	(2)	(2)	(10)	(10)

Segment income	$222	$205	$227	$261	$406	$915	$955

CAY underwriting income ex Cats	$305	$273	$259	$254	$291	$1,091	$1,088

Combined ratio
Loss and loss expense ratio	63.5%	64.2%	60.8%	57.2%	46.1%	61.5%	59.5%
Policy acquisition cost ratio	19.9%	20.6%	20.3%	20.8%	20.2%	20.4%	20.4%
Administrative expense ratio	5.9%	5.3%	5.8%	5.5%	6.0%	5.6%	5.6%

Combined ratio	89.3%	90.1%	86.9%	83.5%	72.3%	87.5%	85.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.3%	53.6%	53.6%	53.3%	50.8%	52.9%	52.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.8%	25.9%	26.1%	26.3%	26.2%	26.0%	25.9%

CAY combined ratio ex Cats	77.1%	79.5%	79.7%	79.6%	77.0%	78.9%	77.9%

Catastrophe reinstatement premiums expensed - pre-tax	$(2)	$-	$-	$-	$-	$(2)	$(16)
Unfavorable (favorable) Catastrophe losses - pre-tax	$160	$274	$95	$100	$(19)	$629	$663
Unfavorable (favorable) prior period development (PPD) - pre-tax	$1	$(133)	$(3)	$(51)	$(39)	$(186)	$(305)

% Change versus prior year period
Net premiums written	5.9%	7.1%	4.7%	7.4%	3.3%	6.2%	1.7%
Net premiums earned	5.1%	7.2%	3.9%	5.3%	1.6%	5.4%	1.0%

Other ratios
Net premiums written/gross premiums written	87%	88%	88%	87%	87%	88%	87%

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$496	$2,542	$1,058	$316	$371	$4,412	$3,356

Net premiums written	384	1,723	738	62	278	2,907	2,388

Net premiums earned	621	1,673	573	(29)	480	2,838	2,338
Adjusted losses and loss expenses	727	1,444	478	(92)	408	2,557	1,962
Policy acquisition costs	15	68	31	12	24	126	124
Administrative expenses	(14)	3	2	(1)	(13)	(10)	(3)

Underwriting income (loss)	(107)	158	62	52	61	165	255
Net investment income	13	9	7	7	7	36	28
Other income (expense) - operating	-	(1)	-	-	(1)	(1)	(1)

Amortization expense of purchased intangibles	(6)	(7)	(6)	(7)	(6)	(26)	(26)

Segment income (loss)	$(100)	$159	$63	$52	$61	$174	$256

CAY underwriting income (loss) ex Cats	$(139)	$198	$83	$26	$86	$168	$305

Combined ratio
Loss and loss expense ratio	117.1%	86.3%	83.3%	NM	85.1%	90.1%	83.9%
Policy acquisition cost ratio	2.4%	4.1%	5.4%	NM	4.9%	4.4%	5.3%
Administrative expense ratio	-2.3%	0.2%	0.4%	NM	-2.7%	-0.3%	-0.1%

Combined ratio	117.2%	90.6%	89.1%	NM	87.3%	94.2%	89.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	122.0%	84.0%	79.6%	70.6%	78.2%	90.5%	81.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	0.1%	4.2%	5.8%	8.9%	3.0%	3.9%	5.3%

CAY combined ratio ex Cats	122.1%	88.2%	85.4%	79.5%	81.2%	94.4%	86.8%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$-	$(2)	$-	$(2)

Catastrophe losses - pre-tax	$12	$31	$21	$-	$18	$64	$38

Unfavorable (favorable) prior period development (PPD) - pre-tax	$(44)	$9	$-	$(26)	$5	$(61)	$10

% Change versus prior year period
Net premiums written	37.9%	21.8%	44.0%	-65.9%	14.6%	21.7%	29.3%
Net premiums earned	29.5%	25.0%	39.6%	NM	25.8%	21.4%	28.3%

Other ratios
Net premiums written/gross premiums written	77%	68%	70%	20%	75%	66%	71%

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$3,249	$3,313	$3,345	$3,798	$3,320	$13,705	$13,262

Net premiums written	2,696	2,645	2,640	3,079	2,730	11,060	10,713
Net premiums earned	2,738	2,741	2,696	2,628	2,720	10,803	10,441
Losses and loss expenses	1,198	1,441	1,224	1,389	1,207	5,252	5,143
Policy acquisition costs	722	720	697	679	729	2,818	2,799
Administrative expenses	259	264	278	269	267	1,070	1,078

Underwriting income	559	316	497	291	517	1,663	1,421
Adjusted net investment income	166	151	162	147	150	626	597
Other income (expense) - operating	1	2	(3)	(2)	3	(2)	-
Amortization expense of purchased intangibles	(17)	(12)	(14)	(14)	(12)	(57)	(48)

Segment income	$709	$457	$642	$422	$658	$2,230	$1,970

CAY underwriting income ex Cats	$416	$409	$373	$382	$365	$1,580	$1,338

Combined ratio
Loss and loss expense ratio	43.7%	52.6%	45.4%	52.9%	44.4%	48.6%	49.3%
Policy acquisition cost ratio	26.4%	26.3%	25.9%	25.8%	26.8%	26.1%	26.8%
Administrative expense ratio	9.5%	9.6%	10.3%	10.2%	9.8%	9.9%	10.3%

Combined ratio	79.6%	88.5%	81.6%	88.9%	81.0%	84.6%	86.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.0%	49.2%	50.0%	49.4%	50.0%	49.4%	50.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.8%	35.9%	36.2%	36.1%	36.6%	36.0%	37.1%

CAY combined ratio ex Cats	84.8%	85.1%	86.2%	85.5%	86.6%	85.4%	87.2%

Catastrophe reinstatement premiums expensed - pre-tax	$(3)	$-	$-	$-	$-	$(3)	$-

Catastrophe losses - pre-tax	$64	$98	$49	$151	$80	$362	$358

Favorable prior period development (PPD) - pre-tax	$(210)	$(5)	$(173)	$(60)	$(232)	$(448)	$(441)

% Change versus prior year period
Net premiums written	-1.3%	1.9%	5.7%	6.5%	10.2%	3.2%	14.8%
Net premiums written - Commercial	-0.9%	2.5%	7.0%	8.6%	15.0%	4.3%	21.4%
Net premiums written - Consumer	-2.0%	1.1%	3.9%	3.0%	3.2%	1.5%	5.6%
Net premiums earned	0.6%	2.9%	4.6%	6.0%	11.2%	3.5%	12.5%

Net premiums written constant $	9.7%	11.7%	12.4%	11.9%	9.9%	11.4%	10.6%

Net premiums written - Commercial	9.4%	11.0%	13.0%	13.6%	14.3%	11.8%	16.9%
Net premiums written - Consumer	10.3%	12.7%	11.6%	9.0%	3.3%	10.8%	1.8%
Net premiums earned constant $	12.0%	13.1%	11.1%	11.0%	11.0%	11.8%	8.4%

Other ratios: Net premiums written/gross premiums written	83%	80%	79%	81%	82%	81%	81%

Production by Region -Net premiums written	4Q-22	4Q-21	% Change	Constant $ % Change	Full Year 2022	Full Year 2021	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,232	$1,330	-7.4%	4.8%	$5,222	$5,242	-0.4%	8.4%
Latin America	593	555	6.6%	8.8%	2,312	2,044	13.1%	16.8%
Asia Pacific	699	674	3.5%	16.8%	2,833	2,661	6.4%	15.4%
Japan	100	118	-15.0%	10.1%	459	520	-11.7%	4.2%
Other (1)	72	53	38.6%	49.3%	234	246	-4.5%	-0.1%

Total	$2,696	$2,730	-1.3%	9.7%	$11,060	$10,713	3.2%	11.4%

(1) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations including mainland China.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$180	$296	$330	$289	$187	$1,095	$996
Net premiums written	163	265	262	253	171	943	873
Net premiums earned	210	255	222	235	215	922	798
Losses and loss expenses	105	311	139	115	210	670	632
Policy acquisition costs	62	59	57	62	53	240	200
Administrative expenses	9	8	10	9	8	36	35

Underwriting income (loss)	34	(123)	16	49	(56)	(24)	(69)
Adjusted net investment income	49	71	76	85	81	281	331
Other income (expense) - operating	-	-	(1)	-	-	(1)	-

Segment income (loss)	$83	$(52)	$91	$134	$25	$256	$262

CAY underwriting income ex Cats	$35	$34	$43	$47	$39	$159	$146

Combined ratio
Loss and loss expense ratio	49.6%	122.1%	62.6%	48.8%	97.6%	72.6%	79.2%
Policy acquisition cost ratio	29.8%	22.9%	25.6%	26.5%	24.6%	26.1%	25.1%
Administrative expense ratio	4.2%	3.4%	4.6%	3.7%	4.0%	3.9%	4.4%

Combined ratio	83.6%	148.4%	92.8%	79.0%	126.2%	102.6%	108.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.5%	49.6%	49.7%	49.9%	51.3%	49.7%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	33.6%	33.4%	30.7%	30.0%	30.3%	31.8%	30.5%

CAY combined ratio ex Cats	83.1%	83.0%	80.4%	79.9%	81.6%	81.5%	81.2%

Catastrophe reinstatement premiums collected - pre-tax	$-	$55	$-	$-	$10	$55	$28
Catastrophe losses - pre-tax	$1	$212	$2	$1	$91	$216	$240
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$-	$25	$(3)	$14	$22	$3

% Change versus prior year period
Net premiums written as reported	-4.6%	19.5%	-4.0%	22.0%	36.9%	8.0%	19.5%
Net premiums earned as reported	-2.1%	20.9%	15.2%	30.8%	20.6%	15.6%	14.3%

Net premiums written constant $	-2.0%	21.8%	-3.2%	22.4%	35.9%	9.5%	18.0%
Net premiums earned constant $	0.5%	23.9%	17.2%	32.1%	19.9%	17.9%	12.8%

Other ratios
Net premiums written/gross premiums written	91%	89%	80%	87%	91%	86%	88%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$1,289	$1,352	$610	$619	$674	$3,870	$2,627
Net premiums written	1,213	1,273	571	586	633	3,643	2,477
Net premiums earned	1,192	1,249	547	551	613	3,539	2,402
Losses and loss expenses	60	135	148	154	178	497	740
Adjusted policy benefits	628	553	177	176	199	1,534	707
Policy acquisition costs	265	271	151	151	174	838	712
Administrative expenses	164	174	88	84	86	510	333
Adjusted net investment income	150	147	109	103	106	509	407

Life Insurance underwriting income (1)	225	263	92	89	82	669	317
Other income (expense) - operating	(5)	10	12	28	27	45	106
Amortization expense of purchased intangibles	(3)	(2)	(3)	(2)	(1)	(10)	(5)

Segment income (2)	$217	$271	$101	$115	$108	$704	$418

% Change versus prior year period
Net premiums written	92.0%	108.8%	-7.2%	-5.5%	-1.3%	47.1%	-1.5%
Net premiums earned	94.8%	112.0%	-9.6%	-7.5%	-4.9%	47.4%	-3.2%

Net premiums written constant $	100.8%	117.4%	-4.9%	-3.5%	-1.0%	52.0%	-2.8%
Net premiums earned constant $	103.4%	120.8%	-7.2%	-5.4%	-4.7%	52.3%	-4.6%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	4Q-22	4Q-21	% Change	Constant $ % Change	Full Year 2022	Full Year 2021	% Change	Constant $ % Change
International life insurance net premiums written	$954	$341	179.2%	200.2%	$2,580	$1,310	96.9%	108.4%
International life insurance deposits (3)	367	627	-41.3%	-34.0%	1,800	2,441	-26.2%	-22.3%

Total international life insurance net premiums written and deposits	$1,321	$968	36.5%	51.0%	$4,380	$3,751	16.8%	23.2%

International life insurance segment income (2)	$114	$22	NM	NM	$412	$140	194.6%	195.1%

(1) We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

(2) Q4 2022 segment income included unfavorable, non-recurring items of $52 million related to Huatai Life, the company’s partially-owned entity. In addition, Q4 2022 included $55 million of favorable reserve actions in other life businesses, compared to a favorable $38 million in Q3 2022. Foreign currency unfavorably impacted segment income by $8 million compared to Q3 2022.

(3) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021

Gross premiums written	$-	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-	-

Losses and loss expenses	88	74	191	10	431	363	572
Policy acquisition costs	-	-	-	-	-	-	-
Administrative expenses	121	91	90	83	107	385	365

Underwriting loss	(209)	(165)	(281)	(93)	(538)	(748)	(937)
Adjusted net investment income	9	11	10	11	4	41	29

Other income (expense) - operating	(12)	(10)	-	(8)	(7)	(30)	(16)

Adjusted interest expense	(159)	(156)	(139)	(137)	(131)	(591)	(512)
Amortization expense of purchased intangibles	(45)	(46)	(45)	(46)	(50)	(182)	(198)
Income tax expense	(360)	(318)	(384)	(333)	(309)	(1,395)	(1,017)

Core operating loss	(776)	(684)	(839)	(606)	(1,031)	(2,905)	(2,651)
Cigna integration expenses, net of tax	(18)	(18)	(2)	-	-	(38)	-
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(6)	1	(5)	(9)	(12)	(19)	(53)

Adjusted net realized gains (losses), net of tax	(363)	(502)	(565)	343	504	(1,087)	3,023

Net income (loss)	$(1,163)	$(1,203)	$(1,411)	$(272)	$(539)	$(4,049)	$319

Unfavorable prior period development (PPD) - pre-tax	$87	$73	$191	$8	$429	$359	$569

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2020	$67,811	$14,647	$53,164

Losses and loss expenses incurred	6,467	1,414	5,053

Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%

Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395

Losses and loss expenses incurred	5,898	892	5,006

Losses and loss expenses paid	(5,100)	(1,107)	(3,993)	80%

Other (incl. foreign exch. revaluation)	236	76	160

Balance at June 30, 2021	$70,289	$14,721	$55,568

Losses and loss expenses incurred	8,492	1,863	6,629

Losses and loss expenses paid	(5,750)	(943)	(4,807)	73%

Other (incl. foreign exch. revaluation)	(400)	(91)	(309)

Balance at September 30, 2021	$72,631	$15,550	$57,081

Losses and loss expenses incurred	7,176	1,884	5,292

Losses and loss expenses paid	(6,292)	(1,101)	(5,191)	98%

Other (incl. foreign exch. revaluation)	(572)	(149)	(423)

Balance at December 31, 2021	$72,943	$16,184	$56,759

Losses and loss expenses incurred	6,260	1,473	4,787

Losses and loss expenses paid	(5,308)	(947)	(4,361)	91%

Other (incl. foreign exch. revaluation)	(51)	(64)	13

Balance at March 31, 2022	$73,844	$16,646	$57,198

Losses and loss expenses incurred	6,743	1,335	5,408

Losses and loss expenses paid	(5,719)	(1,233)	(4,486)	83%

Other (incl. foreign exch. revaluation)	(776)	(175)	(601)

Balance at June 30, 2022	$74,092	$16,573	$57,519

Losses and loss expenses incurred	9,854	2,575	7,279

Losses and loss expenses paid	(6,988)	(1,514)	(5,474)	75%

Other (incl. foreign exch. revaluation)	(966)	(254)	(712)

Balance at September 30, 2022	$75,992	$17,380	$58,612

Losses and loss expenses incurred	7,489	1,621	5,868

Losses and loss expenses paid	(8,114)	(2,154)	(5,960)	102%

Other (incl. foreign exch. revaluation)	956	239	717

Balance at December 31, 2022	$76,323	$17,086	$59,237

Add net recoverable on paid losses	-	1,815	(1,815)

Balance including net recoverable on paid losses	$76,323	$18,901	$57,422

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	December 31	September 30	June 30	March 31	December 31
	2022	2022	2022	2022	2021

Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,587	$1,161	$1,077	$978	$1,038

Brandywine and Other Run-off	290	268	185	190	202

Total	$1,877	$1,429	$1,262	$1,168	$1,240

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$16,025	$16,272	$15,385	$15,494	$14,965

Brandywine and Other Run-off	1,350	1,405	1,471	1,428	1,490

Total	$17,375	$17,677	$16,856	$16,922	$16,455

Gross reinsurance recoverable

Active operations	$17,612	$17,433	$16,462	$16,472	$16,003

Brandywine and Other Run-off	1,640	1,673	1,656	1,618	1,692

Total	$19,252	$19,106	$18,118	$18,090	$17,695

Provision for uncollectible reinsurance (1)

Active operations	$(223)	$(221)	$(220)	$(210)	$(190)

Brandywine and Other Run-off	(128)	(131)	(121)	(119)	(139)

Total	$(351)	$(352)	$(341)	$(329)	$(329)

Net reinsurance recoverable

Active operations	$17,389	$17,212	$16,242	$16,262	$15,813

Brandywine and Other Run-off	1,512	1,542	1,535	1,499	1,553

Total	$18,901	$18,754	$17,777	$17,761	$17,366

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.0 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31 2022		September 30 2022		June 30 2022		March 31 2022		December 31 2021
Market Value

Fixed maturities available for sale	$85,220		$83,741		$82,069		$89,479		$93,108

Fixed maturities held to maturity	8,439		8,491		9,333		9,888		10,647

Short-term investments	4,960		4,534		3,431		3,407		3,146

Total fixed maturities	$98,619		$96,766		$94,833		$102,774		$106,901

Asset Allocation by Market Value

U.S. Treasury / Agency	$3,996	4%	$3,785	4%	$3,450	4%	$3,276	3%	$3,458	3%

Corporate and asset-backed securities	38,535	40%	37,965	39%	36,793	38%	39,604	39%	41,264	39%

Mortgage-backed securities	17,202	17%	17,673	18%	18,933	20%	21,489	21%	22,292	21%

Municipal	6,964	7%	7,670	8%	8,338	9%	9,023	9%	9,650	9%

Non-U.S.	26,962	27%	25,139	26%	23,888	25%	25,975	25%	27,091	25%

Short-term investments	4,960	5%	4,534	5%	3,431	4%	3,407	3%	3,146	3%

Total fixed maturities	$98,619	100%	$96,766	100%	$94,833	100%	$102,774	100%	$106,901	100%

Credit Quality by Market Value

AAA	$14,779	15%	$14,715	15%	$13,946	15%	$15,029	15%	$15,364	14%

AA	31,195	32%	30,778	32%	30,771	32%	33,592	33%	35,179	33%

A	18,366	19%	17,916	18%	17,326	18%	18,821	18%	20,171	19%

BBB	16,802	17%	16,067	17%	15,726	17%	16,820	16%	17,362	16%

BB	8,722	9%	8,621	9%	8,514	9%	9,065	9%	9,084	8%

B	8,347	8%	8,265	9%	8,167	9%	8,983	9%	9,202	9%

Other	408	0%	404	0%	383	0%	464	0%	539	1%

Total fixed maturities	$98,619	100%	$96,766	100%	$94,833	100%	$102,774	100%	$106,901	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$93,186		$93,169		$88,438		$91,499		$90,479

Fixed maturities held to maturity	8,848		8,976		9,532		9,818		10,118

Short-term investments	4,962		4,536		3,433		3,408		3,147

Subtotal fixed maturities (1)	106,996		106,681		101,403		104,725		103,744

Equity securities	827		844		2,649		3,596		4,782

Other investments	13,696		13,645		12,168		11,947		11,169

Total investment portfolio	$121,519		$121,170		$116,220		$120,268		$119,695

Avg. duration of fixed maturities	4.5 years		4.5 years		4.3 years		4.2 years		4.1 years

Avg. market yield of fixed maturities	5.6%		5.8%		4.7%		3.4%		2.3%

Avg. credit quality	A/A		A/A		A/A		A/A		A/A

Avg. yield on invested assets (2)	3.6%		3.4%		3.2%		3.0%		3.1%

(1) Net of valuation allowance for expected credit losses.

(2) Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at December 31, 2022
Agency residential mortgage-backed securities (RMBS)	$7	$14,220	$-	$-	$-	$14,227
Non-agency RMBS	479	40	52	36	4	611
Commercial mortgage-backed securities	2,042	171	136	12	3	2,364

Total mortgage-backed securities at market value	$2,528	$14,431	$188	$48	$7	$17,202

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2022	S&P Credit Rating

	Investment Grade
	AAA	AA	A	BBB	Total

Asset-backed	$4,617	$909	$55	$57	$5,638
Banks	-	9	2,451	1,804	4,264
Basic Materials	-	-	106	246	352
Communications	-	157	352	1,309	1,818
Consumer, Cyclical	-	153	491	793	1,437
Consumer, Non-Cyclical	36	453	1,547	1,704	3,740
Diversified Financial Services	1	134	442	298	875
Energy	-	66	168	851	1,085
Industrial	-	10	735	832	1,577
Utilities	123	2	946	682	1,753
All Others	163	374	1,492	1,786	3,815

Total	$4,940	$2,267	$8,785	$10,362	$26,354

Market Value at December 31, 2022		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total

Asset-backed		$26	$14	$2	$42
Banks		-	-	-	-
Basic Materials		319	221	3	543
Communications		716	954	54	1,724
Consumer, Cyclical		1,036	1,125	35	2,196
Consumer, Non-Cyclical		1,041	1,343	62	2,446
Diversified Financial Services		210	207	14	431
Energy		518	329	3	850
Industrial		627	842	39	1,508
Utilities		188	114	-	302
All Others		963	1,135	41	2,139

Total		$5,644	$6,284	$253	$12,181

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2022

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,593	$-	$-	$-	$1,593

Canada	918	-	-	-	-	918

Taiwan	-	897	-	-	-	897

Federative Republic of Brazil	-	-	-	-	583	583

Province of Ontario	-	-	568	-	-	568

United Mexican States	-	-	-	519	-	519

Kingdom of Thailand	-	-	486	-	-	486

Commonwealth of Australia	454	-	1	-	-	455

United Kingdom	-	393	-	-	-	393

Province of Quebec	-	379	-	-	-	379

Other Non-U.S. Government Securities	465	1,544	964	624	1,235	4,832

Total	$1,837	$4,806	$2,019	$1,143	$1,818	$11,623

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$39	$23	$775	$884	$529	$2,250

Canada	80	84	683	549	408	1,804

South Korea	-	451	472	290	7	1,220

France	5	53	635	343	117	1,153

United States (1)	-	4	155	287	629	1,075

Australia	52	180	313	347	13	905

Japan	-	-	588	130	-	718

Netherlands	47	-	254	90	112	503

Germany	53	27	112	262	44	498

Switzerland	51	11	266	130	11	469

Other Non-U.S. Corporate Securities	193	386	1,345	1,550	1,270	4,744

Total	$520	$1,219	$5,598	$4,862	$3,140	$15,339

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2022	Market Value	Rating

1	Bank of America Corp	$744	A-

2	JP Morgan Chase & Co	656	A-

3	Morgan Stanley	624	A-

4	Wells Fargo & Co	579	BBB+

5	Citigroup Inc	519	BBB+

6	Goldman Sachs Group Inc	504	BBB+

7	Verizon Communications Inc	438	BBB+

8	Comcast Corp	362	A-

9	HSBC Holdings Plc	341	A-

10	Anheuser-Busch InBev SA/NV	315	BBB+

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (1)	$(3)	$(2)	$(5)	$1,443	$(131)	$1,312	$1,440	$(133)	$1,307
Public equity:
Realized gains (losses) on sales	3	(1)	2	-	-	-	3	(1)	2
Mark-to-market	54	(7)	47	-	-	-	54	(7)	47
Private equity: Mark-to-market	(198)	(5)	(203)	-	-	-	(198)	(5)	(203)

Total investment portfolio	(144)	(15)	(159)	1,443	(131)	1,312	1,299	(146)	1,153
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(30)	-	(30)	-	-	-	(30)	-	(30)
Foreign exchange	(148)	34	(114)	690	18	708	542	52	594
Partially-owned entities (3)	(57)	-	(57)	20	-	20	(37)	-	(37)
Other	(4)	1	(3)	(65)	12	(53)	(69)	13	(56)

Net gains (losses)	$(383)	$20	$(363)	$2,088	$(101)	$1,987	$1,705	$(81)	$1,624

(1) The quarter includes pre-tax realized gains on investment derivatives of $189 million, a net increase of the valuation allowance of expected credit losses of $21 million, and impairments of $24 million for fixed maturities.

(2) The quarter includes $53 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended December 31, 2021

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (4)	$(104)	$16	$(88)	$(742)	$131	$(611)	$(846)	$147	$(699)
Public equity:
Realized gains (losses) on sales	48	(10)	38	-	-	-	48	(10)	38
Mark-to-market	139	(31)	108	-	-	-	139	(31)	108
Private equity: Mark-to-market	228	(16)	212	-	-	-	228	(16)	212

Total investment portfolio	311	(41)	270	(742)	131	(611)	(431)	90	(341)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(26)	-	(26)	-	-	-	(26)	-	(26)
Foreign exchange	263	(50)	213	(446)	14	(432)	(183)	(36)	(219)
Partially-owned entities (6)	52	(4)	48	(19)	-	(19)	33	(4)	29
Other	(1)	-	(1)	555	(121)	434	554	(121)	433

Net gains (losses)	$599	$(95)	$504	$(652)	$24	$(628)	$(53)	$(71)	$(124)

(4) The quarter includes pre-tax realized losses on fixed income derivatives of $81 million, a net increase of the valuation allowance of expected credit losses of $3 million, and impairments of $18 million for fixed maturities.

(5) The quarter includes $90 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(6) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (1)	$(1,092)	$205	$(887)	$(10,598)	$1,043	$(9,555)	$(11,690)	$1,248	$(10,442)
Public equity:
Realized gains (losses) on sales	409	(91)	318	-	-	-	409	(91)	318
Mark-to-market	(639)	122	(517)	-	-	-	(639)	122	(517)
Private equity: Mark-to-market	(250)	(24)	(274)	-	-	-	(250)	(24)	(274)

Total investment portfolio	(1,572)	212	(1,360)	(10,598)	1,043	(9,555)	(12,170)	1,255	(10,915)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	124	-	124	-	-	-	124	-	124
Foreign exchange	393	(95)	298	(986)	59	(927)	(593)	(36)	(629)
Partially-owned entities (3)	(43)	-	(43)	20	-	20	(23)	-	(23)
Other	(118)	12	(106)	(100)	19	(81)	(218)	31	(187)

Net gains (losses)	$(1,216)	$129	$(1,087)	$(11,664)	$1,121	$(10,543)	$(12,880)	$1,250	$(11,630)

(1) Full year includes pre-tax realized losses on investment derivatives of $43 million, a net increase of the valuation allowance of expected credit losses of $154 million, and impairments of $135 million for fixed maturities.

(2) Full year includes $187 million of gains on applicable hedges. These gains are both pre-tax and after-tax.

(3) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Year ended December 31, 2021

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (4)	$(69)	$6	$(63)	$(2,919)	$521	$(2,398)	$(2,988)	$527	$(2,461)
Public equity:
Realized gains (losses) on sales	157	(29)	128	-	-	-	157	(29)	128
Mark-to-market	505	(112)	393	-	-	-	505	(112)	393
Private equity: Mark-to-market	2,115	(62)	2,053	-	-	-	2,115	(62)	2,053

Total investment portfolio	2,708	(197)	2,511	(2,919)	521	(2,398)	(211)	324	113
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	114	-	114	-	-	-	114	-	114
Foreign exchange	348	(66)	282	(530)	21	(509)	(182)	(45)	(227)
Partially-owned entities (6)	130	(9)	121	(19)	-	(19)	111	(9)	102
Other	(6)	1	(5)	522	(115)	407	516	(114)	402

Net gains (losses)	$3,294	$(271)	$3,023	$(2,946)	$427	$(2,519)	$348	$156	$504

(4) Full year includes pre-tax realized losses on fixed income derivatives of $72 million, a net reduction of the valuation allowance of expected credit losses of $14 million, and impairments of $30 million for fixed maturities.

(5) Full year includes $202 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(6) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31 2022	September 30 2022	June 30 2022	March 31 2022	December 31 2021	December 31 2020
Financial Debt:

Total short-term debt (1)	$475	$1,475	$1,474	$1,474	$999	$-

Total long-term debt	14,402	14,044	14,311	14,585	15,169	14,948

Total financial debt	$14,877	$15,519	$15,785	$16,059	$16,168	$14,948

Hybrid debt:

Total trust preferred securities	308	308	308	308	308	308

Total	$15,185	$15,827	$16,093	$16,367	$16,476	$15,256

Capitalization:

Shareholders’ equity	$50,540	$47,639	$51,667	$56,698	$59,714	$59,441

Hybrid debt	308	308	308	308	308	308

Financial debt	14,877	15,519	15,785	16,059	16,168	14,948

Total capitalization	$65,725	$63,466	$67,760	$73,065	$76,190	$74,697

Leverage ratios (based on total capital):

Hybrid debt	0.5%	0.5%	0.5%	0.4%	0.4%	0.4%

Financial debt	22.6%	24.5%	23.3%	22.0%	21.2%	20.0%

Total hybrid & financial debt	23.1%	25.0%	23.8%	22.4%	21.6%	20.4%

Note: As of December 31, 2022, there was $1.3 billion usage of credit facilities on total capacity of $4.0 billion.

(1) During Q4 2022, the $1.0 billion 2.875% senior notes matured and were fully paid.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2022	2021	2022	2021

Numerator
Core operating income to common shares	$1,699	$1,649	$6,457	$5,569

Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	-	(12)	(20)	(64)
Tax benefit on amortization adjustment	(6)	-	1	11
Cigna integration expenses, pre-tax	(22)	-	(48)	-
Tax benefit on Cigna integration expenses	4	-	10	-
Adjusted net realized gains (losses), pre-tax	(383)	599	(1,216)	3,294
Tax (expense) benefit on adjusted net realized gains (losses)	20	(95)	129	(271)

Net income	$1,312	$2,141	$5,313	$8,539

Rollforward of Common Shares Outstanding
Shares - beginning of period	415,020,484	430,876,252	426,572,612	450,732,625
Repurchase of shares	(902,300)	(4,767,100)	(14,925,028)	(27,644,500)
Shares issued (canceled), excluding option exercises	87,584	120,910	1,069,125	1,199,323
Issued for option exercises	389,088	342,550	1,878,147	2,285,164

Shares - end of period	414,594,856	426,572,612	414,594,856	426,572,612

Denominator
Weighted average shares outstanding (1)	415,298,553	429,206,889	419,779,847	439,968,422

Effect of other dilutive securities	3,616,712	3,582,880	3,747,597	3,228,856

Adj. wtd. avg. shares outstanding and assumed conversions	418,915,265	432,789,769	423,527,444	443,197,278

Basic earnings per share
Core operating income	$4.09	$3.84	$15.38	$12.66
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.03)	(0.04)	(0.12)
Cigna integration expenses, net of tax	(0.04)	-	(0.09)	-
Adjusted net realized gains (losses), net of tax	(0.88)	1.18	(2.59)	6.87

Net income	$3.16	$4.99	$12.66	$19.41

Diluted earnings per share

Core operating income	$4.05	$3.81	$15.24	$12.56
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.03)	(0.04)	(0.12)
Cigna integration expenses, net of tax	(0.04)	-	(0.09)	-
Adjusted net realized gains (losses), net of tax	(0.87)	1.17	(2.56)	6.83

Net income	$3.13	$4.95	$12.55	$19.27

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings Per Share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2022	September 30 2022	June 30 2022	March 31 2022	December 31 2021

Shareholders’ equity	$50,540	$47,639	$51,667	$56,698	$59,714
Less: goodwill and other intangible assets, net of tax	20,605	20,284	19,146	19,443	19,456

Numerator for tangible book value per share	$29,935	$27,355	$32,521	$37,255	$40,258

Book value - % change over prior quarter	6.1%	-7.8%	-8.9%	-5.1%	0.7%
Tangible book value - % change over prior quarter	9.4%	-15.9%	-12.7%	-7.5%	1.7%

Denominator	414,594,856	415,020,484	418,474,087	423,675,327	426,572,612

Book value per common share	$121.90	$114.79	$123.46	$133.82	$139.99
Tangible book value per common share	$72.20	$65.91	$77.71	$87.93	$94.38

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$47,639	$51,667	$56,698	$59,714	$59,318

Core operating income	1,699	1,331	1,787	1,640	1,649

Amortization of fair value adjustment of acquired invested assets and long-term debt	(6)	1	(5)	(9)	(12)

Cigna integration expenses	(18)	(18)	(2)	-	-

Adjusted net realized gains (losses) (1)	(363)	(502)	(565)	343	504

Net unrealized gains (losses) on investments	1,332	(2,898)	(4,129)	(3,840)	(630)

Repurchase of shares	(199)	(685)	(1,129)	(1,001)	(905)

Dividend declared on common shares	(345)	(346)	(348)	(340)	(342)

Cumulative translation gains (losses)	708	(960)	(746)	71	(432)

Postretirement benefit liability	(36)	2	4	15	434

Other (2)	129	47	102	105	130

	$50,540	$47,639	$51,667	$56,698	$59,714

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, income tax expense and adjusted net realized gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and Cigna business, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income the after-tax impact of adjusted net realized gains (losses), Cigna integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition and Cigna business. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt, related to the Chubb Corp acquisition and Cigna business due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses due to the size and complexity of this acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses), net of tax. Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021
Tax expense, as reported	$342	$265	$293	$355	$404	$1,255	$1,277
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	6	(1)	(4)	(2)	-	(1)	(11)
Less: tax benefit on Cigna integration expenses	(4)	(5)	(1)	-	-	(10)	-
Less: tax expense (benefit) on adjusted net realized gains (losses)	(20)	(47)	(86)	24	95	(129)	271

Tax expense, adjusted	$360	$318	$384	$333	$309	$1,395	$1,017

Income before tax, as reported	$1,654	$1,077	$1,508	$2,329	$2,545	$6,568	$9,816
Less: amortization of fair value of acquired invested assets and debt	-	-	(9)	(11)	(12)	(20)	(64)
Less: Cigna integration expenses	(22)	(23)	(3)	-	-	(48)	-
Less: adjusted realized gains (losses)	(176)	(365)	(513)	100	319	(954)	1,160
Less: realized gains (losses) related to unconsolidated entities	(207)	(184)	(138)	267	280	(262)	2,134

Core operating income before tax	$2,059	$1,649	$2,171	$1,973	$1,958	$7,852	$6,586

Effective tax rate	20.7%	24.6%	19.4%	15.2%	15.9%	19.1%	13.0%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.3%	0.1%	0.1%	0.0%	-0.1%	0.0%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-2.9%	-5.4%	-1.8%	1.7%	-0.1%	-1.3%	2.4%

Core operating effective tax rate	17.5%	19.3%	17.7%	16.9%	15.7%	17.8%	15.4%

Core operating income
The following table presents the reconciliation of Net income to Core operating income:						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021
Net income, as reported	$1,312	$812	$1,215	$1,974	$2,141	$5,313	$8,539
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	-	-	(9)	(11)	(12)	(20)	(64)
Tax (expense) benefit on amortization adjustment	(6)	1	4	2	-	1	11
Cigna integration expenses, pre-tax	(22)	(23)	(3)	-	-	(48)	-
Tax benefit on Cigna integration expenses	4	5	1	-	-	10	-
Adjusted realized gains (losses), pre-tax	(176)	(365)	(513)	100	319	(954)	1,160
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(207)	(184)	(138)	267	280	(262)	2,134
Tax (expense) benefit on adjusted net realized gains (losses)	20	47	86	(24)	(95)	129	(271)

Core operating income	$1,699	$1,331	$1,787	$1,640	$1,649	$6,457	$5,569

Catastrophe losses - after-tax	$323	$949	$241	$290	$245	$1,803	$1,984
Favorable prior period development (PPD) - after-tax	$(167)	$(162)	$(205)	$(195)	$(149)	$(729)	$(756)

Core operating income per share	$4.05	$3.17	$4.20	$3.82	$3.81	$15.24	$12.56
Impact of Cats on Core operating income per share - Unfavorable	$(0.77)	$(2.26)	$(0.56)	$(0.67)	$(0.57)	$(4.26)	$(4.48)
Impact of PPD on Core operating income per share - Favorable	$0.39	$0.38	$0.48	$0.45	$0.35	$1.72	$1.70
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(0.38)	$(1.88)	$(0.08)	$(0.22)	$(0.22)	$(2.54)	$(2.78)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:						Full Year	Full Year
	4Q-22	3Q-22	2Q-22	1Q-22	4Q-21	2022	2021
Net income, as reported	$1,312	$812	$1,215	$1,974	$2,141	$5,313	$8,539
Less: Income tax expense	(342)	(265)	(293)	(355)	(404)	(1,255)	(1,277)
Amortization expense of purchased intangibles	(74)	(69)	(71)	(71)	(71)	(285)	(287)
Other income (expense)	(95)	(188)	(101)	310	335	(74)	2,365
Interest expense	(154)	(150)	(134)	(132)	(126)	(570)	(492)
Net investment income	1,053	979	888	822	843	3,742	3,456
Net realized gains (losses)	(178)	(384)	(504)	101	319	(965)	1,152
Cigna integration expenses	(22)	(23)	(3)	-	-	(48)	-
Life Insurance underlying income (loss) (2)	1	183	1	17	(21)	202	(82)
Add: Realized gains (losses) on crop derivatives	(2)	(19)	9	1	-	(11)	(8)

P&C underwriting income	$1,121	$710	$1,441	$1,283	$1,266	$4,555	$3,696
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	400	1,158	291	333	275	2,182	2,401
Favorable prior period development (PPD) - pre-tax	(167)	(222)	(247)	(240)	(145)	(876)	(926)

P&C CAY underwriting income ex Cats	$1,354	$1,646	$1,485	$1,376	$1,396	$5,861	$5,171

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments that are heavily influenced by available market opportunities. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

	4Q-22	4Q-21	Full Year 2022	Full Year 2021
Net income	$1,312	$2,141	$5,313	$8,539
Core operating income	$1,699	$1,649	$6,457	$5,569
Equity - beginning of period, as reported	$47,639	$59,318	$59,714	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(8,611)	2,886	2,256	4,673

Equity - beginning of period, as adjusted	$56,250	$56,432	$57,458	$54,768

Less: goodwill and other intangible assets, net of tax	20,284	19,723	19,456	19,916

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$35,966	$36,709	$38,002	$34,852

Equity - end of period, as reported	$50,540	$59,714	$50,540	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(7,279)	2,256	(7,279)	2,256

Equity - end of period, as adjusted	$57,819	$57,458	$57,819	$57,458

Less: goodwill and other intangible assets, net of tax	20,605	19,456	20,605	19,456

Equity - end of period, as adjusted ex goodwill and other intangible assets	$37,214	$38,002	$37,214	$38,002

Weighted average equity, as reported	$49,090	$59,516	$55,127	$59,578
Weighted average equity, as adjusted	$57,035	$56,945	$57,639	$56,113
Weighted average equity, as adjusted ex goodwill and other intangible assets	$36,590	$37,356	$37,608	$36,427
ROE	10.7%	14.4%	9.6%	14.3%
Core operating ROTE	18.6%	17.7%	17.2%	15.3%
Core operating ROE	11.9%	11.6%	11.2%	9.9%
Private equities realized gains (losses), after-tax (1)	$(203)	$212	$(274)	$2,053
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	-1.4 pts	1.5 pts	-0.5 pts	3.7 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	December 31 2022	September 30 2022	December 31 2021	QTD % Change	Full Year % Change
Book value	$50,540	$47,639	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(7,279)	(8,611)	2,256

Book value excluding mark-to-market	57,819	56,250	57,458
Less: goodwill and other intangible assets, net of tax	20,605	20,284	19,456

Tangible book value excluding mark-to-market	$37,214	$35,966	$38,002

Book value	$50,540	$47,639	$59,714
Less: AOCI	(10,193)	(12,180)	350

Book value excluding AOCI	60,733	59,819	59,364

Tangible book value	29,935	27,355	40,258
Less: Tangible AOCI	(9,287)	(10,911)	1,078

Tangible book value excluding tangible AOCI	$39,222	$38,266	$39,180

Denominator	414,594,856	415,020,484	426,572,612

Book value per share excluding mark-to-market	$139.46	$135.54	$134.70	2.9%	3.5%
Tangible book value per share excluding mark-to-market	$89.76	$86.66	$89.09	3.6%	0.8%

Book value per share excluding AOCI	$146.49	$144.13	$139.16	1.6%	5.3%
Tangible book value per share excluding tangible AOCI	$94.60	$92.20	$91.85	2.6%	3.0%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
	Commercial P&C		Personal P&C	Agricultural	General	Global		Total
Q4 2022		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,849	$843	$725	$1,198	$105	$88	$5,808
Realized (gains) losses on crop derivatives		-	-	2	-	-	-	2
Adjusted losses and loss expenses	A	$2,849	$843	$727	$1,198	$105	$88	$5,810
Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(158)	(162)	(12)	(67)	(1)	-	(400)
Reinstatement premiums collected (expensed) on catastrophe losses		(1)	(2)	-	(3)	-	-	(6)
Catastrophe losses, gross of related adjustments		(157)	(160)	(12)	(64)	(1)	-	(394)
PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		1	(1)	44	210	-	(87)	167
Net premiums earned adjustments on PPD - unfavorable (favorable)		5	-	9	-	-	-	14
Expense adjustments - unfavorable (favorable)		20	-	(1)	-	1	-	20
PPD, gross of related adjustments - favorable (unfavorable)		26	(1)	52	210	1	(87)	201
CAY loss and loss expense ex Cats	B	$2,718	$682	$767	$1,344	$105	$1	$5,617
Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$911	$343	$1	$981	$71	$121	$2,428
Expense adjustments - favorable (unfavorable)		(20)	-	1	-	(1)	-	(20)
Policy acquisition costs and administrative expenses, adjusted	D	$891	$343	$2	$981	$70	$121	$2,408

Denominator
Net premiums earned	E	$4,462	$1,328	$621	$2,738	$210		$9,359
Reinstatement premiums (collected) expensed on catastrophe losses		1	2	-	3	-		6
Net premiums earned adjustments on PPD - unfavorable (favorable)		5	-	9	-	-		14
Net premiums earned excluding adjustments	F	$4,468	$1,330	$630	$2,741	$210		$9,379

P&C combined ratio
Loss and loss expense ratio	A/E	63.8%	63.5%	117.1%	43.7%	49.6%		62.1%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	25.8%	0.1%	35.9%	34.0%		25.9%
P&C combined ratio		84.3%	89.3%	117.2%	79.6%	83.6%		88.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.8%	51.3%	122.0%	49.0%	49.5%		59.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	25.8%	0.1%	35.8%	33.6%		25.7%
CAY P&C combined ratio ex Cats		80.8%	77.1%	122.1%	84.8%	83.1%		85.6%

Combined ratio
Combined ratio								88.0%
Add: impact of gains and losses on crop derivatives								0.0%
P&C combined ratio								88.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$10,828	$3,186	$2,546	$5,252	$670	$363	$22,845
Realized (gains) losses on crop derivatives		-	-	11	-	-	-	11

Adjusted losses and loss expenses	A	$10,828	$3,186	$2,557	$5,252	$670	$363	$22,856

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(961)	(631)	(64)	(365)	(161)	-	(2,182)
Reinstatement premiums collected (expensed) on catastrophe losses		(1)	(2)	-	(3)	55	-	49

Catastrophe losses, gross of related adjustments		(960)	(629)	(64)	(362)	(216)	-	(2,231)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		562	186	61	448	(22)	(359)	876
Net premiums earned adjustments on PPD - unfavorable (favorable)		88	-	168	-	-	-	256
Expense adjustments - unfavorable (favorable)		24	-	(2)	-	1	-	23
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		674	186	227	448	(23)	(359)	1,153

CAY loss and loss expense ex Cats	B	$10,542	$2,743	$2,720	$5,338	$431	$4	$21,778

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,426	$1,348	$116	$3,888	$276	$385	$9,439
Expense adjustments - favorable (unfavorable)		(24)	-	2	-	(1)	-	(23)

Policy acquisition costs and administrative expenses, adjusted	D	$3,402	$1,348	$118	$3,888	$275	$385	$9,416

Denominator
Net premiums earned	E	$17,107	$5,180	$2,838	$10,803	$922		$36,850
Reinstatement premiums (collected) expensed on catastrophe losses		1	2	-	3	(55)		(49)
Net premiums earned adjustments on PPD - unfavorable (favorable)		88	-	168	-	-		256
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$17,196	$5,182	$3,006	$10,806	$865		$37,055

P&C combined ratio
Loss and loss expense ratio	A/E	63.3%	61.5%	90.1%	48.6%	72.6%		62.0%
Policy acquisition cost and administrative expense ratio	C/E	20.0%	26.0%	4.1%	36.0%	30.0%		25.6%

P&C combined ratio		83.3%	87.5%	94.2%	84.6%	102.6%		87.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.3%	52.9%	90.5%	49.4%	49.7%		58.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.8%	26.0%	3.9%	36.0%	31.8%		25.4%

CAY P&C combined ratio ex Cats		81.1%	78.9%	94.4%	85.4%	81.5%		84.2%

Combined ratio
Combined ratio								87.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,275	$583	$408	$1,207	$210	$431	$5,114
Realized (gains) losses on crop derivatives		-	-	-	-	-	-	-

Adjusted losses and loss expenses	A	$2,275	$583	$408	$1,207	$210	$431	$5,114

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(113)	19	(20)	(80)	(81)	-	(275)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	(2)	-	10	-	8

Catastrophe losses, gross of related adjustments		(113)	19	(18)	(80)	(91)	-	(283)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		322	39	(5)	232	(14)	(429)	145
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	(23)	-	-	-	(23)
Expense adjustments - unfavorable (favorable)		-	-	(3)	-	-	-	(3)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(1)	-	(1)

PPD, gross of related adjustments - favorable (unfavorable)		322	39	(31)	232	(15)	(429)	118

CAY loss and loss expense ex Cats	B	$2,484	$641	$359	$1,359	$104	$2	$4,949

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$822	$331	$11	$996	$61	$107	$2,328
Expense adjustments - favorable (unfavorable)		-	-	3	-	-	-	3

Policy acquisition costs and administrative expenses, adjusted	D	$822	$331	$14	$996	$61	$107	$2,331

Denominator
Net premiums earned	E	$4,030	$1,263	$480	$2,720	$215		$8,708
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	2	-	(10)		(8)
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	(23)	-	-		(23)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(1)		(1)

Net premiums earned excluding adjustments	F	$4,030	$1,263	$459	$2,720	$204		$8,676

P&C combined ratio
Loss and loss expense ratio	A/E	56.4%	46.1%	85.1%	44.4%	97.6%		58.7%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.2%	2.2%	36.6%	28.6%		26.8%

P&C combined ratio		76.8%	72.3%	87.3%	81.0%	126.2%		85.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.6%	50.8%	78.2%	50.0%	51.3%		57.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	26.2%	3.0%	36.6%	30.3%		26.9%

CAY P&C combined ratio ex Cats		82.0%	77.0%	81.2%	86.6%	81.6%		83.9%

Combined ratio
Combined ratio								85.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Full Year 2021		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$10,015	$2,924	$1,954	$5,143	$632	$572	$21,240
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8
Adjusted losses and loss expenses	A	$10,015	$2,924	$1,962	$5,143	$632	$572	$21,248
Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,112)	(679)	(40)	(358)	(212)	-	(2,401)
Reinstatement premiums collected (expensed) on catastrophe losses		-	(16)	(2)	-	28	-	10
Catastrophe losses, gross of related adjustments		(1,112)	(663)	(38)	(358)	(240)	-	(2,411)
PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		762	305	(10)	441	(3)	(569)	926
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	-	(25)	-	-	-	42
Expense adjustments - unfavorable (favorable)		6	-	(3)	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	-	7	3	-	15
PPD, gross of related adjustments - favorable (unfavorable)		841	304	(38)	448	-	(569)	986
CAY loss and loss expense ex Cats	B	$9,744	$2,565	$1,886	$5,233	$392	$3	$19,823
Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,134	$1,277	$121	$3,877	$235	$365	$9,009
Expense adjustments - favorable (unfavorable)		(6)	-	3	-	-	-	(3)
Policy acquisition costs and administrative expenses, adjusted	D	$3,128	$1,277	$124	$3,877	$235	$365	$9,006

Denominator
Net premiums earned	E	$15,461	$4,915	$2,338	$10,441	$798		$33,953
Reinstatement premiums (collected) expensed on catastrophe losses		-	16	2	-	(28)		(10)
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	-	(25)	-	-		42
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	-	7	3		15
Net premiums earned excluding adjustments	F	$15,534	$4,930	$2,315	$10,448	$773		$34,000

P&C combined ratio
Loss and loss expense ratio	A/E	64.8%	59.5%	83.9%	49.3%	79.2%		62.6%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	26.0%	5.2%	37.1%	29.5%		26.5%
P&C combined ratio		85.0%	85.5%	89.1%	86.4%	108.7%		89.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	62.7%	52.0%	81.5%	50.1%	50.7%		58.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	25.9%	5.3%	37.1%	30.5%		26.5%
CAY P&C combined ratio ex Cats		82.9%	77.9%	86.8%	87.2%	81.2%		84.8%

Combined ratio
Combined ratio								89.1%
Add: impact of gains and losses on crop derivatives								0.0%
P&C combined ratio								89.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

NM: Not meaningful.

Glossary	Page 36